UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2009

______________________________

KBR, INC.

(Exact name of registrant as specified in its charter)

                                                         Delaware                                            1-33146                                        20-4536774
                                              (State or other jurisdiction                      (Commission File Number)                    (IRS Employer
                                                      of incorporation)                                                                                        Identification No.)

                                                                    601 Jefferson Street
                                                                           Suite 3400

                                                                       Houston, Texas                                                      77002
                                                     (Address of principal executive offices)                                     (Zip Code)

Registrant’s telephone number, including area code: (713) 753-3011

______________________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 26, 2009, KBR, Inc. announced that Susan K. Carter was appointed as KBR’s new Senior Vice President and Chief Financial Officer. Prior to Ms. Carter’s appointment with KBR, she was the Executive Vice President and Chief Financial Officer for five years at Richardson, Texas-based Lennox International, Inc. Before joining Lennox, Ms. Carter served as Vice President, Finance and Chief Accounting Officer at Cummins, Inc. based in Columbus, Indiana. Ms. Carter is a certified public accountant and a former member of the Board of Directors of Lyondell Chemical Company. Ms. Carter holds an M.B.A from Northern Illinois University and a B.S. in Accounting from Indiana University.

A copy of the press release announcing Ms. Carter’s appointment is attached hereto as Exhibit 99.1.

Ms. Carter will receive a salary of $475,000, prorated to her date of employment. Ms. Carter also will be eligible to participate in the KBR, Inc. 2006 Stock and Incentive Plan, as amended, including the KBR Senior Executive Performance Pay Plan adopted thereunder, the KBR Supplemental Executive Retirement Plan, and all other compensation and benefit plans available to KBR senior executives. These plans are described in KBR’s proxy statement for its 2009 annual meeting of stockholders filed on April 1, 2009, and are listed as exhibits to KBR’s annual report on Form 10-K for the year ended December 31, 2008. Ms. Carter also entered into severance and change in control agreement, a copy of which is attached hereto as Exhibit 10.1. The following summary of the terms of the form agreement is qualified in its entirety by reference to Exhibit 10.1.

The agreement terminates automatically on the earlier of (i) Ms. Carter’s termination of employment with KBR and its affiliates or (ii) in the event of a change in control during the term of the agreement, two years following the change in control.

The agreement provides for (i) severance termination benefits (prior to a change in control), (ii) double-trigger change in control termination benefits (on or after a change in control), and (iii) death, disability, and retirement benefits. As a condition of receipt of these benefits (other than the death and disability benefits), Ms. Carter must first execute a release and full settlement agreement. The agreement contains customary confidentiality, noncompetition, and nonsolicitation covenants, as well as a mandatory arbitration provision. In addition, the agreement contains a clawback provision that allows KBR to recover any benefits paid under the agreement if KBR determines within two years after Ms. Carter’s termination of employment that her employment could have been terminated for cause.

ITEM 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

10.1     Severance and Change in Control Agreement.

99.1     Press Release dated October 26, 2009, entitled “KBR Announces New Chief Financial Officer.”

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2009	KBR, INC. By: /s/ Jeffrey B. King Name: Jeffrey B. King Title: Vice President, Public Law